UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 4, 2016

MPLX LP

(Exact name of registrant as specified in its charter)

Delaware	001-35714	27-0005456
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 E. Hardin Street Findlay, Ohio	45840
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

(419) 672-6500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On December 4, 2015, MPLX LP (“MPLX”) completed the acquisition of MarkWest Energy Partners, L.P. (“MWE”), whereby a wholly-owned subsidiary of MPLX merged with and into MWE (the “Merger”), with MWE surviving the Merger as a wholly-owned subsidiary of MPLX. This Current Report on Form 8-K includes as Exhibit 99.1 the unaudited pro forma consolidated statement of income of MPLX for the year ended December 31, 2015, which gives effect to the Merger as if it occurred on January 1, 2015. This unaudited pro forma consolidated statement of income of MPLX for the year ended December 31, 2015 supplements MPLX’s previously filed financial statements relating to the Merger.

Item 9.01	Financial Statements and Exhibits.

(b) Pro forma financial information.

The unaudited pro forma consolidated statement of income of MPLX for the year ended December 31, 2015 is incorporated herein by reference to Exhibit 99.1 of this Current Report on Form 8-K.

(d) Exhibits.

Exhibit Number	Description

99.1	Unaudited pro forma consolidated statement of income of MPLX LP for the year ended December 31, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MPLX LP

	By:	MPLX GP LLC, its General Partner

Date: March 4, 2016	By:	/s/ Nancy K. Buese
		Name:	Nancy K. Buese
		Title:	Executive Vice President and Chief Financial Officer

Index to Exhibits

Exhibit Number	Description

99.1	Unaudited pro forma consolidated statement of income of MPLX LP for the year ended December 31, 2015